BioForce Nanosciences Holdings, Inc.

BFNH.OB

BIOFORCE NANOSCIENCES

Safe Harbor

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

The written and verbal versions of this presentation contain forward-looking statements. These statements may address projections of our future financial performance, product and operation developments, acceptance of our products, value of our intellectual property, competition and other factors. In some cases, you will be able to identity these forward-looking statements by terminology such as "may," "will" "should," "expect," intent," "plan," "anticipate," "believe," "estimate," "predict," "potential," "continue," or similar expressions.

Forward-looking statements discuss future events or conditions and not historical facts. They are our current expectations and should not be thought of as guarantees. They speak only as of the date we make them, and we make no assurances that we will update them to reflect change. Our actual results can differ materially from those contained in forward-looking statements due to a number of risk factors and uncertainties, some of which we discuss in our periodic filings with the U.S. Securities and Exchange Commission.

BIOFORCE NANOSCIENCES

Introduction

BioForce is a nanotechnology company utilizing its ultra-micro to nano scale fluid deposition platform to deliver products and solutions for researchers and commercial users.





Platform Technology

- Fluid deposition in picoliter (10^{-12}) to attoliter (10^{-18}) volumes (0.50 – 60.0 micron spot sizes)
- Embodiments of this are BioForce's Nano eNabler™ and Cyto eNabler™ systems
- Customers using the Nano eNabler include cell biology laboratories, biosensor developers, and non-biological users in U.S., Russia, U.K., Ireland, France, Germany, Korea, Japan and Australia




Touch & Deposit
100msec
No Diffusion
No Dissociation
No Waiting
Reproducible Spotting
Scale Bar = 250 nm

BIOFORCE NANOSCIENCES

The eNabler™ Systems

Nano eNabler™ and Cyto eNabler™

- Benchtop molecular printers
- Deposit fluids onto solid surfaces in tiny quantities
- Software driven
- Flexible, enables multiplexing



BIOFORCE NANOSCIENCES

The eNabler™ Systems

Surface Patterning Tools™ (SPTs)

- Fill well with fluid (biological material, inks, polymers, etc.)
- Fluid travels down channel
- SPT touched to surface creates spot
- SPTs available with up to six wells and tips


Reservoir
Supporting Substrate
Cantilever
Microchannel
Opening Gap





BIOFORCE NANOSCIENCES

Patterned Surfaces

The eNablers are typically used to create what are known as *Patterned Surfaces*



Cell Biology Applications



Tissue Engineering

Living cells on a heart-shaped biomimetic surface created with the Nano eNabler. Image courtesy of Dr. Don Ingber,, Harvard University.



Cancer Cell Biology

Cancer cell adhesion study on protein array created with the Nano eNabler. Image courtesy of Dr. Jan Hoh, Johns Hopkins University.



Live Cell Assays

Controlled formation of living cell "spheroids" on a biomimetic array created by the Nano eNabler. Data acquired by BioForce scientists.

Biosensor Applications



Virus Detection

Anti-virus antibodies printed on a novel membrane sensor using the Nano eNabler™ System. Image courtesy Dr. Jan Hoh, Johns Hopkins University.



Novel Diagnostic Devices

Antibodies printed on an AFM cantilever as a prototype biosensor. Data acquired by BioForce scientists.



Low Impact Biomarker Screening

Detection of Prostate Specific Antigen (PSA) from 2 cells (left) and 67 cells (right) using an antibody array made with the Nano eNabler™ System. Data acquired by BioForce scientists.

BIOFORCE NANOSCIENCES

Non-Biological Applications

Patterning of conductive polymers or metal inks to create circuits

- BioForce customers in Korea and Japan doing this
- Testing of multiple circuit designs at no additional cost vs. photolithography requiring new mask per iteration

UV-curable ink for individual pixel repair on flat panel displays

- Ink used to mask damaged pixels from view
- Working with sales prospect on this application

UV-curable epoxy as micro-lenses

- Telecommunications and optoelectronics photonic switching applications
- BioForce has demonstrated this ability

BIOFORCE NANOSCIENCES

Competitive Landscape

Product Features	Speed	Reduced Clogging	Reliability	Multiplexing	1 to 20 µm	Biological Compatibility
eNabler Systems	✓	✓	✓	✓	✓	✓
Micro-contact printing (PDMS)	X	X	-	-	X	X
Nanopipettes	-	-	-	-	X	X
AFM nanolithography	-	X	X	-	-	-
Ink-jet printing	X	-	X	X	-	X

BIOFORCE NANOSCIENCES

eNabler™ User Examples

Biological Applications

- Stem Cell Biology
- Cancer Cell Biology
- Tissue Engineering
- Biosensors
- Neurobiology

Non-biological Application

- Printing of circuits

STANFORD SCHOOL OF MEDICINE

Russian Academy of Medical Sciences

MIT

HARVARD MEDICINE

UNIVERSITE PIERRE & MARIE CURIE

Customer Base

Cumulative eNabler System Sales


25
20
15
10
5
0
Q4 2005
Q1 2006
Q2 2006
Q3 2006
Q4 2006
Q1 2007
Q2 2007
Q3 2007
Q4 2007
Q1 2008
Q2 2008
Q3 2008
Q4 2008
International
Domestic

eNabler™ Evolution

eNabler Systems will evolve into production tools for patterned surface products requiring high volume manufacture (e.g., diagnostics)





Customer Applications

BioForce enhances eNabler System value via:

Collaboration Agreements

- University Pierre & Marie Curie
- SUNY Albany
- Arizona State University
- Iowa State University
- U. Minn./St. Thomas U.

Rights of First Refusal

- Georgia Tech
- UC San Francisco

Practical Cooperation – all users

BIOFORCE NANOSCIENCES

ViriChip™

- Non-destructive pathogen detection and identification
- Fast, portable, multiple tests on one chip
- Bio-defense and environmental applications
- $1.6 million of funding in 2009 U.S. Department of Defense budget




Proposed Reader System

BIOFORCE NANOSCIENCES

IP Position

- Patent on the Nano eNabler™
- Patent pending on Surface Patterning Tools (SPTs™)
- Patent on ViriChip™
- Patent on Protein Nanoarrays
- Patent on Chip-on-a-Tip™
- Patent on Sindex™ Chip
- Additional patents issued and pending

BIOFORCE NANOSCIENCES

Opportunities

The Cyto eNabler™ and Nano eNabler™ Systems open the door to many near and long term opportunities.

Instruments
- Research – biological and non-biological
- Production – biological and non-biological

Patterned Surfaces
- Custom
- Standard

Scientific Applications
- BioForce R&D
- Customer/BioForce collaborative R&D

BIOFORCE NANOSCIENCES

Sources of Revenues

- ✓ Instrument sales: in place
- ✓ Consumables (SPTs and Sindex chips): in place
- ✓ Service contracts: in place
- ✓ Patterned surfaces: in place
- Scientific applications licenses & royalties:

BIOFORCE NANOSCIENCES

Estimated Market Sizes

- Academic research – biological = $300M in total for instruments + $25M annually in consumables and support
- Industrial – biological = $1B in total for instruments + $250M annually in consumables and support
- Patterned surfaces – biological = $125M annually
- ViriChip – US military only = $100M in total for readers + $50M annually for tests
- Non-biological = not yet defined

BIOFORCE NANOSCIENCES

Management

Kerry Frey, President and Chief Executive Officer

- 30 years management and operations experience in medical devices, pharmaceuticals and healthcare
- 20 years Johnson & Johnson, including VP of Sales and Marketing for Hospital Services
- Experience with multiple start-up companies

Greg Brown, Executive VP and Chief Financial Officer

- 20 years financial management and venture capital experience with technology focus
- Over $100M raised for public and private companies
- Certified Public Accountant

Eric Henderson, Ph.D., Founder and Chief Scientific Officer

- 28 years molecular biology and 17 years nanotechnology experience
- 94 peer reviewed scientific publications
- 10 U.S. patents awarded

BIOFORCE NANOSCIENCES

Background and History

- Conducted grant funded scientific research (1994 – 2000)
- Installed initial Nano eNabler at Johns Hopkins (2005)
- First Nano eNabler sales to Russian Academy of Biomedical Sciences and Harvard Medical School (2006)
- Placement of 20 Nano eNabler units at leading academic research sites (2006)
- Sale of 9 Nano eNabler units (2007)
- Sale of 13 Nano eNabler units (2008)

BIOFORCE NANOSCIENCES

Financing History

- 1995 – 2008: $6.2 million of governmental grant funding
- 2001 – 2005: Venture capital investments totaling $4.0 million ($3.5 million from European investment firm)
- 2006: Reverse merger into public shell concurrent with $6.0 million equity investment
- 2007: $1.0 million equity investment from European fund
- 2008: $0.6 million convertible debt investment from European investment firm + management

BIOFORCE NANOSCIENCES

Financial Results

	H1 2007	H2 2007	H1 2008
Revenues	$ 543,566	$ 581,463	$ 615,290
Gross profit	$ 230,835	$ 318,641	$ 244,759
Cash operating loss	$ (1,328,602)	$ (1,122,829)	$ (1,148,930)

Significantly lower cash operating loss anticipated for H2 2008.

BIOFORCE NANOSCIENCES

Drivers of Growth

- Scientific publications from eNabler users
  - Recent MIT paper an example of this
  - Drive academic research demand
  - Stimulate commercial interest
- Commercial partnerships – sales + R&D
- Increased direct sales capabilities
- Increased distributor familiarity with product
- Attract industrial clients in biological sector
- Non-biological application growth

BIOFORCE NANOSCIENCES

Investment Summary

- Platform technology with application in biological and non-biological areas
- Established market presence through user base of top tier research institutions
- Multiple revenue streams – instruments (research & commercial), patterned surfaces, consumables, service contracts
- Non-biological applications
- Industrial biologically oriented customers provide untapped market
- Scientific applications: ViriChip and others